Exhibit 10.5
Second Amendment to Loan Documents

    THIS SECOND AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of June 21, 2022, by and between LUNA INNOVATIONS INCORPORATED, a Delaware corporation (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

    A.    The Borrower or another obligor has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the indebtedness and other obligations of the Borrower to the Bank for one or more loans or other extensions of credit (as used herein, collectively, together with the Obligations, if and as defined in the Loan Documents, the “Obligations”). Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

    B.    The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

    2.    The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct in all material respects as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference (it being understood that (x) any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date and (y) any other representation or warranty is true and correct in all material respects), (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) as of the date hereof, it has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Loan or Loan Documents, (d) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (e) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

    3.    The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

    4.    As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

    5.    This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery

Form 17A – Multistate Rev. 01/21

of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

    6.    Notwithstanding any other provision herein or in the other Loan Documents, the Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

    7.    The Bank may modify this Amendment for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail).

    8.    This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

    9.    This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New York, excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such state (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State.

    10.    Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the dispute resolution, waiver of jury trial or arbitration provisions, as applicable, contained in the Loan Documents, all of which are incorporated herein by reference.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Form 17A – Multistate Rev. 01/21

Amendment to Loan Documents

[SIGNATURE PAGE]

    WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

BORROWER:

LUNA INNOVATIONS INCORPORATED,
a Delaware corporation

By:     /s/ Scott A. Graeff
    Scott A. Graeff,
    Chief Executive Officer

SIGNATURES CONTINUE ON FOLLOWING PAGE

Form 17A – Multistate Rev. 01/21

Amendment to Loan Documents

[SIGNATURE PAGE]

    WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

BANK:

PNC BANK, NATIONAL ASSOCIATION

By:    _____________________________
Name:    _____________________________
Title:    _____________________________

SIGNATURES CONTINUE ON FOLLOWING PAGE

Form 17A – Multistate Rev. 01/21

EXHIBIT A

Second Amendment to Loan Documents
DATED AS OF JUNE 21, 2022

A.    Loan Documents. The Loan Documents that are the subject of this Amendment include the following (as each of such documents has been amended, modified or otherwise supplemented previously):

    1.    Loan Agreement dated as of December 1, 2020 among Borrower, Guarantors and Bank, as amended by that certain Amendment to Loan Documents as of March 10, 2022.

B.    Amendments. The Loan Documents are amended as follows:

    1.    The following text is hereby added to the end of Section 2.4(a) of the Loan Agreement:

In addition, a fully earned, non-refundable extension fee of Fifty Thousand Dollars ($50,000.00) shall be due, earned and payable contemporaneously with the amendment and extension occurring in June 2022.

    1.    Section 6.9(a) of the Loan Agreement is hereby deleted and replaced with the following text:

(a)    Maintain at all times, commencing with the fiscal quarter ending September 30, 2022 and tested as of each fiscal quarter end, a Net Leverage Ratio which is less than 2.00 to 1.00; and

    2.    The definition of “Term Loan” set forth in Section 13.1 of the Loan Agreement is hereby deleted and replaced with the following text:

“Term Loan” is the term loan evidenced by the Term Loan Note in the original principal amount of Twenty Million Dollars ($20,000,000.00).

C.    Conditions to Effectiveness of Amendment. The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

    1.    Execution by all parties and delivery to the Bank of this Amendment, including the attached Consent of Guarantors; and

    2.    Payment by the Borrower to the Bank of all fees and expenses required by the Bank in connection with this Amendment.

Form 17A – Multistate Rev. 01/21

CONSENT OF GUARANTORS TO
AMENDMENT TO LOAN DOCUMENTS

    Each of the undersigned guarantors (each, jointly and severally, a “Guarantor”) consents to the provisions of the foregoing Amendment and all prior amendments, if any, and confirms and agrees that: (a) each Guarantor’s obligations under the Guaranty and Suretyship Agreement dated as of December 1, 2020 (the “Guaranty”), relating to the Obligations mentioned in the Amendment, shall be unimpaired by the Amendment; (b) each Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered (except as expressly modified by the Amendment) and in full force and effect, are hereby ratified and confirmed, and continue to apply to the Obligations, as modified by the Amendment. Each Guarantor certifies that all representations and warranties made in the Guaranty are true and correct.

    Each Guarantor hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by such Guarantor or third parties (if applicable), shall continue unimpaired and in full force and effect, shall cover and secure all of such Guarantor’s existing and future Obligations to the Bank, as modified by this Amendment. Each Guarantor ratifies and confirms the indemnification, waiver of jury trial or arbitration provisions contained in the Guaranty, all of which are incorporated herein by reference.

By signing below, each Guarantor agrees that this Consent, the Guaranty, the other Loan Documents, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. Each Guarantor acknowledges and agrees that the methods for delivering Communications, including notices, under the Guaranty and the other Loan Documents include electronic transmittal to any electronic address provided by any party to the other party from time to time.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Form 17A – Multistate Rev. 01/21

CONSENT OF GUARANTORS TO
AMENDMENT TO LOAN DOCUMENTS

    WITNESS the due execution of this Consent as a document under seal as of the date of this Amendment, intending to be legally bound hereby.

GUARANTORS:

LUNA TECHNOLOGIES, INC.,
a Delaware corporation, successor by merger to
Former Luna Subsidiary, Inc., a Delaware corporation, and
Terametrix LLC, a Delaware limited liability company

By:     /s/ Scott A. Graeff
        Scott A. Graeff,
        Chief Executive Officer

GENERAL PHOTONICS CORP.,
a California corporation

By:     /s/ Scott A. Graeff
        Scott A. Graeff,
        President

100363652.2

Form 17A – Multistate Rev. 01/21